Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Bayview Fund Management, LLC (“Client” or “Bayview”) from October 2018 through October 2019 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the review scopes detailed below, on three hundred fifty-nine (359) mortgage loans (the “Guideline Review”) and two hundred twenty-three (223) mortgage loans (the “Servicing Review”). As a subset of the Guideline Review, AMC also conducted a Non-Owner Occupancy Review, Valuation Review and Data Integrity Review.

The property types, for mortgage loans within the Guideline Review population, were as follows:

Review	Property Type	Review Population
Guideline Review	Small Bal CRE	241
	Investor 1-4 Fam	118
Total Guideline Review		359

(3) Determination of the sample size and computation.

The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) involved twenty-eight (28) potential fields listed below.

# of Units	Interest Rate Life Floor	Original LTV
Amortization Term	Lien Position	Original Occupancy Percent
Amortization Type	LTV Valuation Value	Original Term
Appraisal Effective Date	Margin	Purpose
Appraised Value	Maturity Date	Refi Purpose
City	Next Interest Rate Change Date	Representative FICO
First Payment Date	Note Date	State
Index Type	Original Interest Rate	Street
Interest Rate Initial Cap	Original Loan Amount	Zip
Interest Rate Life Cap

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Guideline Review

Documents reviewed include the following items: Note, Guaranty Agreement(s) [if applicable], Deed of Trust/Mortgage, Non-Owner-Occupancy and Business-Purpose Letter of Intent (LOI)/Letter of Explanation (LOE), Final Form 1003 or applicable Loan application(s), Credit Report(s), Verification of Rent/Mortgage (VOR/VOM) payment history [if applicable], Identification/proof of residency status, Background check, Business License [if applicable], Business P&L’s [if applicable], Verification of down payment funds/ funds to close/reserve funds [if applicable], Appraisal Report, Broker Price Opinion and market rent addendum[if applicable], Appraisal Review

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documentation [if applicable], Existing Leases [if applicable], Rent Roll, Environmental reports, Flood certificates, Purchase agreement(s)[if applicable], Final HUD-1 or alternative closing statements, Title Search documentation, Evidence of Hazard/Liability/Flood Insurance coverage, second mortgage documentation [if applicable], Certification(s) of Business purpose of loan, Certification(s) of Non-Owner Occupancy and Indemnity [if applicable].

Each loan is reviewed for compliance based on the applicable Credit policy, procedures or documented change memo in place at the time of origination.

Review procedures include:

▪	Review of the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, compliance with guidelines, and agreement with all other Loan Approval documentation.

▪	Appraisal reports, BPO’s, and Appraisal Reviews are examined to determine property is consistent with underwritten property type, usage, as well as evaluated for evidence/indication of either owner or tenant occupancy and compared against the information contained in one another to evaluate consistency and accuracy and compliance with guidelines.

▪	Environmental reporting, Flood Certification, and Evidence of Insurance are reviewed to confirm accuracy and compliance with guideline requirements.

▪	Credit reporting, VOR/VOM, Background Check, and any applicable Letter(s) of Explanation related to these items are reviewed to confirm accuracy, compliance with guideline requirements, and consistency with Final Loan Approval worksheet.

▪	HUD-1’s or alternative closing statements, Title Search, Purchase agreements, existing leases/rent rolls, and verification of funds are reviewed for agreement with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as compliance with guideline requirements.

▪	LOI/LOE(s) are reviewed for presence of un-qualified statement of Business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified of the borrower(s)/guarantor(s).

▪	Final Form 1003 or applicable Loan application is reviewed to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

▪	Business License and P&L’s (if applicable) are confirmed present, valid, and compliant with guideline requirements.

▪	Second Mortgage documents (if applicable) are confirmed present, valid, align with approved terms amounts, and compliant with guideline requirements.

▪	Final loan approval worksheets are reviewed for accuracy, completion, documentation of approval for any exceptions, and evaluated for agreement/consistency with all other documentation contained in the review file.

▪	Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity are reviewed for presence of a completed fields, and verified that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required; Verify presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, whether individual certifications or one certificate containing all required signatures.

▪	The Primary Residence address(es) listed are compared for consistency between the Final Form 1003 or applicable Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

▪	Any non-approved guideline material exceptions affecting the borrower’s ability to repay the loan (missing Exception Credit Memo or Final UW Memo detailing exception approval) and/or inconsistencies are documented and reported and/or marked for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 or applicable Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report

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Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership, or an Individual(s)).

▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type and evaluating the reports for evidence/indication of either owner or tenant occupancy.

▪	For files made to Individual borrowers, or certain Trusts, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, verifying that the LOI/LOE cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and the loan file will not be cited if missing.

▪	Reviewing the Final Form 1003 or applicable Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

▪	For files made to Individual borrowers or certain Trusts, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including verifying that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and the loan file will not be cited if missing.

▪	For files made to Individual borrowers, or certain Trusts, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower identified within the subject note/guaranty agreement, including verifying that individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and the loan file will not be cited if missing.

▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003or applicable Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

▪	Documenting any material exceptions affecting the borrower’s ability to repay the loan (missing Exception Credit Memo or Final UW Memo detailing exception approval) and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC reviewed secondary valuation products on one-hundred and eighteen (118) mortgage loans with Residential 1-4 unit property types. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal and the secondary appraisal was greater than 10%, an adverse event level was placed on the loan and an additional valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

Payment History Review

AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a 12-month payment string for each mortgage loan.

Data Integrity Review

For the loans in the Guideline Review population, AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file.

FINDINGS AND CONCLUSIONS OF REVIEW

AMC’s reviews resulted in zero (0) total open EV3 level exceptions.

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There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

Guideline Review Credit Results:

All three hundred fifty-nine (359) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 51.53% of the mortgage loans by number have a Credit grade of “A”.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	185	51.53%
B	174	48.47%
C	0	0.00%
Total	359	100.00%

Guideline Review Valuation Results:

All three hundred fifty-nine (359) mortgage loans reviewed by AMC have a Property grade of “A”.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	359	100.00%
B	0	0.00%
C	0	0.00%
Total	359	100.00%

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all three hundred fifty-nine (359) mortgage loans reviewed by AMC have an Overall grade of “B” or higher and 51.53% of the mortgage loans by number have an Overall grade of “A.”

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	185	51.53%
B	174	48.47%
C	0	0.00%
Total	359	100.00%

PAYMENT HISTORY REVIEW SUMMARY

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AMC conducted a Payment History Review on 223 mortgage loans. Of such mortgage loans, 215 mortgage loans had no delinquencies during the lookback period and no missing pay history data and 8 mortgage loans that showed evidence of one or more delinquencies during the lookback period and no missing pay history.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquencies, Full Data	215	96.41%
No Delinquencies, Some Missing Data	0	0.00%
Delinquencies, Full Data	8	3.59%
Delinquencies, Some Missing Data	0	0.00%
Total	223	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	223	100.00%
Total	223	100.00%

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred fifty-nine (359) mortgage loans reviewed, twenty (20) unique mortgage loans had twenty-one (21) different tape discrepancies across eight (8) data fields (some mortgage loans had more than one data delta).

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	1	359	0.28%	359
Amortization Term	1	359	0.28%	359
Amortization Type	0	34	0.00%	359
Appraisal Effective Date	0	34	0.00%	359
Appraised Value	0	324	0.00%	359
City	3	359	0.84%	359
First Payment Date	0	359	0.00%	359
Index Type	0	34	0.00%	359
Interest Rate Initial Cap	1	34	2.94%	359
Interest Rate Life Cap	0	34	0.00%	359
Interest Rate Life Floor	0	34	0.00%	359
Lien Position	0	359	0.00%	359
LTV Valuation Value	0	204	0.00%	359
Margin	0	34	0.00%	359
Maturity Date	0	359	0.00%	359
Next Interest Rate Change Date	0	34	0.00%	359
Note Date	2	359	0.56%	359
Original Interest Rate	0	359	0.00%	359
Original Loan Amount	0	359	0.00%	359
Original LTV	0	359	0.00%	359
Original Occupancy Percent	0	31	0.00%	359
Original Term	0	359	0.00%	359
Purpose	0	359	0.00%	359
Refi Purpose	0	27	0.00%	359
Representative FICO	2	359	0.56%	359

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State	0	359	0.00%	359
Street	6	359	1.67%	359
Zip	5	359	1.39%	359
Total	21	6,602	0.32%	359

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 359 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	268	74.65%	$101,442,551.00	75.09%
Fixed	91	25.35%	$33,646,325.00	24.91%
Total	359	100.00%	$135,088,876.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	359	100.00%	$135,088,876.00	100.00%
Total	359	100.00%	$135,088,876.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	199	55.43%	$72,985,530.00	54.03%
Other-than-first-time Home Purchase	105	29.25%	$41,408,546.00	30.65%
Rate/Term Refinance - Borrower Initiated	52	14.48%	$19,891,300.00	14.72%
Cash Out: Debt Consolidation	1	0.28%	$100,000.00	0.07%
Unavailable	2	0.56%	$703,500.00	0.52%
Total	359	100.00%	$135,088,876.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	346	96.38%	$130,140,376.00	96.34%
0-120 Months	7	1.95%	$3,149,500.00	2.33%
121-180 Months	3	0.84%	$555,000.00	0.41%
181-240 Months	3	0.84%	$1,244,000.00	0.92%
Total	359	100.00%	$135,088,876.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	359	100.00%	$135,088,876.00	100.00%
Total	359	100.00%	$135,088,876.00	100.00%

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